UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2005 (November 17, 2005)

ADVANCED MEDICAL OPTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	01-31257 (Commission File Number)	33-0986820 (IRS Employer Identification No.)

1700 E. St. Andrew Place Santa Ana, CA (Address of principal executive offices)	92705 (Zip Code)

Registrant’s telephone number, including area code: (714) 247-8200
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On November 17, 2005, Advanced Medical Optics, Inc. issued an aggregate of 161,742 shares of its common stock to a holder of its 3½% Convertible Senior Subordinated Notes due 2023 (the “3½% convertible notes”) in exchange for $3,000,000 aggregate principal amount of the 3½% convertible notes in a privately negotiated transaction. The issuance of the shares of common stock was made in reliance on Section 3(a)(9) of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 22, 2005	ADVANCED MEDICAL OPTICS, INC. (Registrant)
By: /s/ Aimee Weisner
Aimee S. Weisner
Corporate Vice President General Counsel and Secretary